Capital Structure Management	12 Months Ended
Dec. 31, 2019
Capital Structure Management
Capital Structure Management

Section E — Capital Structure, Financing, and Liquidity

This section describes how SAP manages its capital structure. Our capital management is based on a high equity ratio, modest financial leverage, a well-balanced maturity profile, and deep debt capacity.

(E.1) Capital Structure Management

The primary objective of our capital structure management is to maintain a strong financial profile for investor, creditor, and customer confidence, and to support the growth of our business. We seek to maintain a capital structure that will allow us to cover our funding requirements through the capital markets on reasonable terms and, in so doing, ensure a high level of independence, confidence, and financial flexibility.

SAP SE’s long-term credit rating is “A2” by Moody’s and “A” by Standard & Poor’s, both with stable outlook.

	12/31/2019		12/31/2018
	€ millions	% of	€ millions	% of	∆ in %
		Total Equity and		Total Equity and
		Liabilities		Liabilities
/ Equity	30,822	51	28,877	56	7
/ Current liabilities	14,462	24	10,486	20	38
/ Non-current liabilities	14,931	25	12,138	24	23
/ Liabilities	29,393	49	22,624	44	30
Thereof financial debt	13,668	23	11,331	22	21
Thereof lease liabilities	2,203	4	0	0
/ Total equity and liabilities	60,215	100	51,502	100	17

Upon IFRS 16 adoption, liabilities and assets increased by €2,203 million, representing 4pp of the increase in total equity and liabilities.

In 2019, we drew €2,500 million of an acquisition term loan for Qualtrics, whereof we repaid €500 million. At maturity, we repaid €750 million in Eurobonds. We refinanced €1,100 million through the issuance of commercial papers. Thus, the ratio of total nominal volume of financial debt to total equity and liabilities increased by 1pp.